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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 12, 2004

                          DVI Receivables XVII, L.L.C.
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             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                  333-81454-01               04-3645533
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       State or Other               (Commission               (IRS Employer
Jurisdiction of Formation)          File Number)          Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929

       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. Other Events and Required FD Disclosure

On April 12, 2004, Lyon Financial Services d/b/a US Bancorp Portfolio Services ("USBPS") as servicer, made available to U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables XVII, L.L.C., the servicer report for the payment date April 12, 2004 attached hereto as Exhibit
99.1 (the "April Report").

USBPS has certified to the April Report. The April Report has not been approved by any third party, including the Trustee.

ITEM 7. Financial Statements and Exhibits

      (a)   Exhibits

            99.1 - DVI Receivables XVII, L.L.C. 2002-1 Servicer Report for the
                   Payment Date April 12, 2004.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   DVI Receivables XVII, L.L.C.,
                                                   by its Managing Member,
                                                   DVI Receivables Corp. VIII

                                                   By:   /s/ Andrew Stearns
                                                       -------------------------
                                                         Andrew Stearns
                                                         Vice President

Dated May 12, 2004